UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): October 18, 2005
                                                        ------------------------


                                CBRL GROUP, INC.


    Tennessee                       0-25225                        62-1749513
(State or Other                (Commission File Number)       (I.R.S. Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))



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Item 7.01.  Regulation FD Disclosure

     On October 18, 2005, the Company issued a press release, which is furnished hereto as Exhibit 99 and incorporated by reference as if fully set forth herein, announcing that the Company will be presenting at the Johnson Rice & Company Consumer Conference on October 25, 2005 at 12:15 p.m. Eastern Time and noted that an audio webcast of the Company's presentation at the conference would be available to the public over the Internet, and through November 8, 2005.


Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

     99 Press Release issued by CBRL Group, Inc. dated October 18, 2005 Announcing Presentation at Johnson Rice & Company Consumer Conference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 18, 2005                CBRL GROUP, INC.


                                        By: /S/ N.B. Forrest Shoaf
                                           -------------------------------------
                                        Name: N.B. Forrest Shoaf
                                        Title: Senior Vice President, Secretary
                                               and General Counsel